                                     Exhibit 10.2

                               SHARE EXCHANGE AGREEMENT

DATED:    September 29, 1997

BETWEEN:  Pixieland Corporation, a Nevada corporation
          10550 S.W. Allen Blvd., Suite 100
          Beaverton, OR 97005                               "Pixieland"

AND:      Seabourne Ventures, Inc., an Oregon corporation
          6700 S.W. Sandburg Rd.
          Tigard, OR 97223                                  "Seabourne"

AND:      Those persons whose names appear on the
          attached Schedule A as Seabourne Shareholders
                                                     "Seabourne Shareholders" or
                                                     "Seabourne Shareholder"


                                       RECITALS

     A. Pixieland desires to acquire One Hundred Percent (100%) of the issued and outstanding common stock of Seabourne and all of the assets of ITG.

     B. The Seabourne Shareholders are willing to exchange their shares of common stock in Seabourne ( "Seabourne Securities) for shares of common stock of Pixieland ("Pixieland Securities") pursuant to the terms and conditions of this Agreement and with the understanding and intention that the exchange of shares will qualify as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

     C. It is the intention of the parties to this Agreement that, upon the consummation of the share exchange described herein, Seabourne will be a wholly-owned subsidiary of Pixieland.


     NOW, THEREFORE, the parties hereto agree as follows:

     I.   THE EXCHANGE.

          (a) COMMON SHARE EXCHANGE. Each Seabourne Shareholder will exchange one (1) share of the issued and outstanding common stock of Seabourne for one
(1) share of common stock of Pixieland Corporation. A schedule of all Seabourne Shareholders executing this Agreement is attached hereto as Schedule A and incorporated herein by this reference. Pixieland will issue to the Seabourne Shareholders Ten Million Five Hundred Twenty Three Thousand Six Hundred Twenty (10,523,620) shares of Pixieland common stock.


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          (b)  PROCEDURE.     The Seabourne Shareholders, by executing this
Agreement, agree to surrender all their respective Seabourne Securities for exchange pursuant to this Agreement.

     II.  ACQUISITION OF AGRO INDUSTRIES.

          Pixieland acknowledges that, as of the date of this Agreement, Seabourne is negotiating for the acquisition of all of the issued and outstanding common stock of Agro Industries, Rowen, S.A.de C.V. Ensenada, Mexico ("Agro Industries"). Pixieland is prepared to assist Seabourne in acquiring Agro Industries and will, for that purpose, issue to Seabourne Three Million (3,000,000) shares of its common stock ("Mexico Shares) to be used by Seabourne to acquire Agro Industries. In the event that an agreement cannot be reached to acquire Agro Industries, Seabourne will immediately return the Mexico Shares to Pixieland for cancellation.

     III. REPRESENTATIONS AND WARRANTIES OF SEABOURNE SHAREHOLDERS.

          The Seabourne Shareholders represent and warrant that:

          (a) By executing this Agreement, the Seabourne Shareholders represent and warrant that they own all of the Seabourne Securities listed opposite their names on Schedule A free and clear of any lien, encumbrance or claim of others and may freely transfer, assign and exchange the same.

          (b) The Seabourne Shareholders represent and warrant that they are exchanging their Seabourne Securities for the Pixieland Securities for investment purposes only, and not with a view to distribute and acknowledge that the Pixieland Securities will not be registered and only may be sold or transferred pursuant to a registration statement or an exemption from registration under the Securities Act of 1933. The Seabourne Shareholders acknowledge that the Pixieland Securities may be issued to them with a legend setting forth this restriction on transfer.

     IV.  REPRESENTATIONS AND WARRANTIES OF PIXIELAND.

          Pixieland hereby represents and warrants that:

          (a) Pixieland is a corporation duly organized under the laws of the State of Nevada, validly existing, and authorized to exercise all its corporate powers, rights and privileges;

          (b) Pixieland has the corporate power and authority to own and operate its properties and to carry on its businesses now conducted;

          (c) Pixieland has all requisite legal and corporate power to execute and deliver this Agreement;


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          (d)  Pixieland will have at Closing all required legal and corporate power to issue the Pixieland Securities called for by this Agreement.

          (e) All corporate actions on the part of Pixieland necessary for the authorization, execution, delivery and performance of all obligations under this Agreement and for the issuance and delivery of the Pixieland Securities has been taken, and this Agreement constitutes a valid obligation of Pixieland.

          (f) The Pixieland Securities, when sold and delivered in accordance with the terms of this Agreement and for the consideration expressed herein, shall be duly and validly issued, fully paid and non-assessable;

          (g) Pixieland is a non-reporting public corporation within the meaning of the Securities Exchange Act of 1934;

          (h) There is no action, proceeding, or investigation pending or threatening, or any basis therefor known to Pixieland to question the validity of this Agreement or the accuracy of the representations and warranties contained herein;

          (i) To its best knowledge, there are no undisclosed contingent liabilities to which it or its assets may be subject;

          (j) The authorized capital stock of Pixieland consists of Fifty Million (50,000,000) shares of common stock, of which Four Million Three Hundred Thirty Five Thousand Eight Hundred Fifty-Five (4,335,855) shares are issued and outstanding as of the date of this Agreement and Ten Million (10,000,000) shares of preferred stock, of which Six Thousand Six Hundred Sixty Eight (6,668) shares are issued and outstanding as of the date of this Agreement. Except as contemplated in this Agreement, there are no other securities, options, warrants, or other rights to purchase any securities of Pixieland outstanding. All outstanding securities of Pixieland are duly and validly issued, fully paid and non-assessable;

          (k) As soon as practicable after the execution of this Agreement, but prior to the exchange described in Section I herein, Pixieland will hold a Special Meeting of its shareholders for the following purposes:

               (i) Approval and ratification of prior actions of the current Board of Directors;
               (ii) Approval of the share exchange described in this Agreement;
               (iii) Approval of  the change of the name of Pixieland to
                     "Integrated Food Resources, Inc.";


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               (iv)  Re-election of  the following persons to the Board of
                     Directors of Pixieland:
                     Alain de la Motte       Brian Bittke
                     Alan Resnick            James McKenzie
                     Hugh Latif

     V.   REPRESENTATIONS AND WARRANTIES OF SEABOURNE.

          Seabourne represents and warrants that:

          (a) Seabourne is a corporation duly organized under the laws the State of Oregon, validly existing and authorized to exercise all its corporate powers, rights and privileges;

          (b) Seabourne has the corporate power and authority to own and operate its properties and to carry on its business as now conducted;

          (c) Seabourne has all requisite legal and corporate power to execute and deliver this Agreement;

          (d) All corporate actions on the part of Seabourne necessary for the authorization, execution, delivery and performance of all obligations under this Agreement have been taken and this Agreement constitutes a valid obligation of Seabourne.

          (e) Seabourne is a non-reporting corporation within the meaning of the Securities Exchange Act of 1934.

          (f) There is no action, proceeding or investigation pending or threatening or any basis thereof known to Seabourne to question the validity of this Agreement or the accuracy of the representations and warranties contained herein.

     VI.  CLOSING.

          Closing shall take place on or about September 29, 1997. Upon receipt of the Agreement executed by all parties or in counterparts and when in possession of not less than one hundred percent (100%) of Seabourne Securities, Pixieland may complete the transaction by transferring the Pixieland Securities to the Seabourne Shareholdersand Seabourne Ventures, respectively.

     VII. MISCELLANEOUS.

          (a) This Agreement may be signed in any number of counterparts, each of which will be considered an original.


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          (b)  The representations and warranties herein contained will survive
Closing.

          (c) This Agreement, together with all schedules attached hereto, constitutes the entire agreement between and among the parties and supersedes all previous agreements, understandings, negotiations and discussions, whether written or oral, between the parties concerning its subject matter.

          (d) This Agreement will be governed by the laws of the state of Nevada.

          (e) Any controversy or claim arising out of, or related to this Agreement, or the breach thereof, shall be settled by arbitration in accordance with the rules of the America Arbitration Association and judgement upon the award rendered by the arbitrator(s) may be entered in any court have jurisdiction thereof. Seabourne hereby submits to the jurisdiction of any local, state or federal court in the United States for purposes of enforcing any judgement described in this section.

          (f) In any arbitration proceeding initiated under this Agreement, the prevailing party shall be entitled to an award of its reasonable attorneys fees and costs.

     THIS AGREEMENT IS EFFECTIVE AS OF THE DATE FIRST ABOVE WRITTEN.

Pixieland Corporation                        Seabourne Ventures, Inc.


By:/s/ Alain De La Motte                     By: /s/ Alain De La Motte
   ----------------------------                 ----------------------------
       President                                     President

Seabourne Shareholders

                                        /s/ [ILLEGIBLE]
--------------------------------        -------------------------------------

/s/ [ILLEGIBLE]
--------------------------------        ------------------------------------

/s/ [ILLEGIBLE]
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/s/ Terry Hickman (Terry Hickman)
--------------------------------        ------------------------------------

/s/ Peter Cocotas,   PhF Specialist, Inc
--------------------------------        ------------------------------------

/s/ [ILLEGIBLE]
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/s/ Guilermo Gomez (Guilermo Gomez)                10/13/97
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/s/ [ILLEGIBLE]
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Wester Family Foods Inc
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by /s/ /s/ [ILLEGIBLE] SR V.P.
--------------------------------        ------------------------------------

/s/ [ILLEGIBLE]
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/s/ [ILLEGIBLE]
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/s/ Betty M. Sorensen
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/s/ Cheryl Frisch
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/s/ [ILLEGIBLE]
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/s/ Brian E. Bittke
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/s/ Alain de la Motte p.p. Lilia de la Motte
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/s/ Alain de la Motte p.p. Dominique de la Motte
--------------------------------        ------------------------------------

/s/ Alain de la Motte p.p. Bertrand & Chantel Navarre
--------------------------------        ------------------------------------

/s/ Alain de la Motte p.p. Laurence & T. de [ILLEGIBLE]
--------------------------------        ------------------------------------

/s/ Alain de la Motte                   /s/ Alain de la Motte President
--------------------------------        ------------------------------------
                                        [ILLEGIBLE] MINISTRIES INT'L.

/s/ Marc de la Motte
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/s/ Inez Melland
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     5000 Shares each
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     Certificates #60 + #61
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                     10-13-97
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/s/ [ILLEGIBLE]
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/s/ [ILLEGIBLE]
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Oct. 14-1997 (JOSERAKON HERNANDEZ) /s/ Joserakon Hernandez
--------------------------------        ------------------------------------

J&B Associates by
--------------------------------        ------------------------------------
     /s/ [ILLEGIBLE]
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Education Business Service
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by /s/ James Barnard Trustee
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/s/ [ILLEGIBLE]
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/s/ [ILLEGIBLE]
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